                         COMTREX SYSTEMS CORPORATION
                             102 EXECUTIVE DRIVE
                         MOORESTOWN, NEW JERSEY 08057
                                    ------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD AUGUST 15, 1996
                                    ------

TO THE SHAREHOLDERS:

   The Annual Meeting of Shareholders (the "Annual Meeting") of Comtrex Systems Corporation, a Delaware corporation (the "Company"), will be held at the Clarion Hotel, Route 73, Mount Laurel, New Jersey, at 2:00 P.M., local time, on Thursday, August 15, 1996, for the following purposes:

       (1) To elect 7 directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and shall qualify; and

       (2) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

   The Proxy Statement accompanying this Notice provides detailed information concerning matters to be considered and acted upon at the Annual Meeting. Please read it carefully.

   The Board of Directors of the Company unanimously recommends that the Shareholders vote in favor of the proposal for the election of directors.

   The Board of Directors has fixed the close of business on July 3, 1996 as the record date for determining those shareholders who will be entitled to notice of and to vote at the Annual Meeting.

   You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope. Your proxy may be revoked at any time prior to the time it is voted.

   A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1996 is enclosed with this Notice.

                                       By Order of the Board of Directors,


                                                ANTHONY S. MALADRA
                                                     Secretary

Moorestown, New Jersey
July 15, 1996

                         COMTREX SYSTEMS CORPORATION
                             102 EXECUTIVE DRIVE
                      MOORESTOWN, NEW JERSEY 08057-4224

                               PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON AUGUST 15, 1996

   These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Comtrex Systems Corporation, a Delaware corporation ("Comtrex" or the "Company"), for the Annual Meeting of Shareholders of Comtrex (the "Annual Meeting") to be held at 2:00 P.M. on Thursday, August 15, 1996, at the Clarion Hotel, Route 73, Mount Laurel, New Jersey, and any adjournments or postponements of such meeting. These proxy materials were first mailed to shareholders on or about July 19, 1996. The address of the principal executive office of Comtrex is 102 Executive Drive, Moorestown, New Jersey 08057-4224.

                              PURPOSE OF MEETING

   The specific proposals to be considered and acted upon at the Annual Meeting are summarized below:

       (1) To elect 7 directors to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and shall qualify; and

       (2) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

                  COMMON STOCK AND PRINCIPAL HOLDERS THEREOF

   Shares of the Common Stock, par value $.001 per share (the "Common Stock"), of Comtrex, represented by proxies in the accompanying form which are properly executed and returned to Comtrex before the Annual Meeting, will be voted at the meeting in accordance with the shareholders' instructions contained in such proxies. In the absence of contrary instructions, shares represented by such proxies will be voted for the election of the nominees listed herein to serve as directors of the Company; and in the discretion of the proxy holders on such other matters as may properly come before the Annual Meeting.

   Any shareholder has the power to revoke his proxy at any time before it is voted. A proxy may be revoked by a shareholder if it has not been exercised by filing with the Secretary of the Company a written notice of such revocation, by a later dated proxy delivered to the Secretary of the Company at any time prior to the voting of the shares represented by such proxy, by oral revocation given by a shareholder in person at the Annual Meeting or any adjournment thereof prior to the exercise of such proxy, or by the shareholder voting the shares represented by the proxy by written ballot at the Annual Meeting or any adjournment thereof.

   The close of business on July 3, 1996 was the record date (the "Record Date") for shareholders entitled to notice of and to vote at the Annual Meeting. Shares of Common Stock outstanding on the Record Date are entitled to vote at the Annual Meeting, and the holders of record thereof will have one vote for each share so held on the matters to be voted upon at the Annual Meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting will constitute a quorum. Abstentions and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business at the meeting. Abstentions are counted in the tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining the election of directors or whether a proposal has been approved.

   As of the close of business on June 14, 1996, there were 3,164,022 outstanding shares of Common Stock. The following table lists the shareholders known to the Company to be beneficial owners of more than five percent of the Common Stock as of June 14, 1996:


                 Name and                     Number of           Approximate
                 Address                 Shares Owned(1),(2)   Percentage Owned
- - --------------------------------------   -------------------   ----------------
Irene Maladra,  ......................       543,447(3)             17.2%
 individually and as Trustee of the
  Anthony Maladra Residuary Trust
  c/o Comtrex Systems Corporation
  102 Executive Drive
  Moorestown, NJ 08057
Jeffrey C. Rice  .....................       362,200(4)             11.4%
 c/o Comtrex Systems Corporation
  102 Executive Drive
  Moorestown, NJ 08057
Alan G. Schwartz  ....................       288,573(4)(5)           9.1%
 c/o TCA
  2020 West Fullerton Avenue
  Chicago, IL 60657

- - ------
1. Each person has sole voting and investment power with respect to the shares unless otherwise indicated.

2. Cede & Co., nominee for The Depository Trust Company, has informed the Company that as of the close of business on June 14, 1996 it held 1,868,110 shares (59%) of the Common Stock of the Company. The Depository Trust Company acts as central depository or "clearing house" for certificates of the shares of numerous corporations held for the account of banks and brokerage houses. The amount of shares held by Cede & Co.
   changes daily.

3. Anthony Maladra, an individual owning in excess of five percent of the capital stock of the Company, died on May 6, 1990. Pursuant to the terms and provisions of Anthony Maladra's Last Will and Testament, the shares of the capital stock of the Company owned by the deceased have been distributed to the Anthony Maladra Residuary Trust (the "Trust"). Irene Maladra is a co-trustee and the lifetime beneficiary of the Trust, and in such capacity she is deemed to be the beneficial owner of the shares of the capital stock of the Company held by the Trust.

4. Includes 8,000 shares subject to stock options granted pursuant to the 1992 Non- Qualified Stock Option Plan; stock options pertaining to 2,000 shares became exercisable on August 12, 1992, stock options pertaining to 2,000 shares became exercisable on August 12, 1993, stock options pertaining to 2,000 shares became exercisable on August 12, 1994, and stock options pertaining to the remaining 2,000 shares became exercisable on July 1, 1995.

5. Includes 9,038 shares owned by Mr. Schwartz's mother and Mr. Schwartz's four adult children, as to which Mr. Schwartz disclaims beneficial ownership.

          CERTAIN INFORMATION WITH RESPECT TO DIRECTORS AND OFFICERS

ELECTION OF DIRECTORS.

   The Board of Directors consists of seven (7) directors, all of whom are to be elected at the Annual Meeting to serve until the 1997 Annual Meeting. Management's nominees for election as directors are listed below. The proxy holders intend to vote all proxies received by them in the accompanying form for such nominees unless otherwise directed. In the unanticipated event that any nominee is unable or unwilling to accept the nomination or to serve as a director at the time of the Annual Meeting, the proxies will be voted for the remaining nominees and for a substitute nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, management is not aware of any nominee who is unable or unwilling to serve as a director.


                                  Director of
                                    Comtrex
        Name                         Since                         Age
- - --------------------              -------------                    -----
Sidney Dworkin  ....                  1982                          75
Larry Irwin  .......                  1992                          48
William A. Landman .                  1984                          42
Nathan I. Lipson  ..                  1996                          69
Anthony S. Maladra .                  1992                          31
Jeffrey C. Rice  ...                  1989                          46
Alan G. Schwartz  ..                  1982                          64


   SIDNEY DWORKIN is currently Chairman of the Board of Advanced Modular Systems, Inc. and of Marbledge Group, Inc. He is also a Director of CCA Industries, Inc., Paragon Mortgage Company, Northern Technologies International, Consolidated Health Care, Inc., Viragen, Inc., and Interactive Technologies, Inc. Mr. Dworkin has been Chairman of the Board of the Company since 1990.

   LARRY IRWIN has been Chairman, President and Chief Executive Officer of NPC Services, Inc. since founding the company in 1987. NPC Services is a private company which provides commercial landscaping services. Prior to founding NPC Services, Mr. Irwin owned and operated a similar business for more than fifteen years. Mr. Irwin is also President and owner of NPC Systems Inc., a private company which provides consulting and installation services for computer systems and local- area-networks.

   WILLIAM A. LANDMAN has been a Principal of CMS Investment Resources, Inc., a Pennsylvania corporation engaged in personal investment banking, since June 30, 1987. For more than five years prior to such date, he was a partner in the law firm of Reich, Landman and Barry, P.C. of Pittsburgh, Pennsylvania.

   NATHAN I. LIPSON is currently a Director of HALIS, L.L.C., an Atlanta, Georgia based company, which is a provider of computerized information systems and networking services. Mr. Lipson is a private investor in various other companies. He has had ownership and management interests in companies in the food service industry, including Squirrel Companies, Inc. prior to its acquisition in March of 1992 by Sulcus Computer Corporation, and in the carpet industry.

   ANTHONY S. MALADRA has been Director of Operations since November of 1990. From November of 1990 to August of 1995, he served as Treasurer of the Company and has served as Secretary of the Company since August of 1995. Mr. Maladra has been a full-time employee of the Company since 1986, and has served in various capacities, including purchasing agent and manufacturing supervisor, before assuming his present position.

   JEFFREY C. RICE has been President, Chief Executive Officer and a Director of the Company since February 1, 1989. From May of 1985 through January 1989 he was a Director of American Business Computers Corporation, and served as its President and Chief Executive Officer from May 1, 1985 through April 30, 1986 and as President of a wholly owned subsidiary, ABC/SEBRN TechCorp, from November 1986 through January 1989. American Business Computers is a public company which sells computerized equipment and systems to the food service industry. From 1977 through January 1985, Mr. Rice served as Director, President and Chief Executive Officer of MICROS Systems, Inc., a public corporation which supplies POS systems to the hospitality industry.

   ALAN G. SCHWARTZ has been Chairman of the Board and CEO of Tennis Corporation of America, which builds, owns and operates commercial recreational facilities, and a partner in Gifford Investment Company, a partnership which invests in real estate, for more than the past five years. He is currently a Director of Firstar Illinois Bank Corporation.

   The Company's By-laws provide that directors shall be elected by a plurality of the votes cast. There is no provision for cumulative voting under the Company's Certificate of Incorporation or By-laws.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES.

   During the fiscal year ended March 31, 1996, four (4) meetings of the Board of Directors were held. In such year, all of the incumbent directors attended at least seventy-five percent (75%) of the aggregate of all meetings of the Board of Directors and the committees on which they served held during the year.

   The following is a brief description of the functions of the committees of the Board of Directors and the identity of their members:

   Executive Committee. The Board of Directors has designated an Executive Committee of the Board, comprised of three directors. The Executive Committee's current members are Sidney Dworkin, Jeffrey C. Rice, and Alan G. Schwartz. The Executive Committee met in separate session nine (9) times during the fiscal year ended March 31, 1996. The Executive Committee meets regularly between meetings of the Company's Board of Directors and reviews the Company's business activities in relation to the Company's business plan.

   Audit Committee. The Board of Directors has also designated an Audit Committee of the Board, comprised of two (2) directors. The Audit Committee's current members are William A. Landman and Sidney Dworkin. The Audit Committee met in separate session one (1) time during the fiscal year ended March 31, 1996. The Audit Committee meets with the Company's independent accounting firm to review the Company's internal policies, procedures, and controls.

   The Company does not have a standing nominating committee or compensation committee of the Board of Directors.

SECURITY OWNERSHIP OF MANAGEMENT.

   The following table sets forth the beneficial ownership of Common Stock of Comtrex as of June 14, 1996 by each director and nominee, the Company's Chief Executive Officer, and all directors, nominees and the Company's executive officers as a group.

                                      Number of                 Approximate
          Name                     Shares Owned(1)           Percentage Owned
- - ------------------------           ---------------            ----------------
SIDNEY DWORKIN  ........               32,300(2)                    1.0%
LARRY IRWIN  ...........               38,800(2)(3)                 1.2%
WILLIAM A. LANDMAN  ....               34,302(2)                    1.0%
NATHAN I. LIPSON  ......               60,000(4)                    1.9%
ANTHONY S. MALADRA  ....               22,900(2)(5)                 0.7%
JEFFREY C. RICE  .......              362,200(2)                   11.4%
ALAN G. SCHWARTZ  ......              288,573(2)(6)                 9.1%
ALL EXECUTIVE OFFICERS,
  DIRECTORS AND NOMINEES
  AS A GROUP (8 people) .             879,075(7)                   26.8%
                                      ----------                   ----
- - ------
1. Each person has sole voting and investment power with respect to the shares unless otherwise indicated.

2. Includes 8,000 shares subject to stock options granted pursuant to the 1992 Non-Qualified Stock Option Plan; stock options pertaining to 2,000 shares became exercisable on August 12, 1992, stock options pertaining to 2,000 shares became exercisable on August 12, 1993, stock options pertaining to 2,000 shares became exercisable on August 12, 1994, and stock options pertaining to the remaining 2,000 shares became exercisable on July 1, 1995. None of such options had been exercised as of the date hereof.

3. Includes 15,000 shares subject to stock options granted pursuant to the 1992 Non-Qualified Stock Option Plan, which options have been exercisable since August 12, 1992. None of such options had been exercised as of the date hereof.

4. Includes 20,000 shares subject to options granted pursuant to the 1992 Non-Qualified Stock Option Plan, all of which have been exercisable since April 16, 1996.

5. Includes 10,000 shares subject to incentive stock options granted to Mr. Maladra under the Amended and Restated 1985 Incentive Stock Option Plan. Stock options pertaining to 4,000 shares have been exercisable since May 11, 1992; stock options pertaining to 5,000 shares have been exercisable since February 20, 1995; and stock options pertaining to the remaining 1,000 shares became exercisable on May 11, 1996. None of such options had been exercised as of the date hereof.

6. Includes 9,038 shares owned by Mr. Schwartz's mother and Mr. Schwartz's adult children, as to which Mr. Schwartz disclaims beneficial ownership.

7. Includes (a) a total of 83,000 shares subject to options granted pursuant to the provisions of the 1992 Non-Qualified Stock Option Plan, as detailed in footnotes 2, 3 and 4 above, (b) 10,000 shares subject to incentive stock options as detailed in footnote 5 above, (c) a total of 24,000 shares subject to incentive stock options granted to all other executive officers of the Company who are not directors under the Amended and Restated 1985 Incentive Stock Option Plan, which options became exercisable between May 11, 1992 and May 11, 1996, and (d) a total of 5,000 shares subject to incentive stock options, granted to all other executive officers of the Company who are not directors, under the 1995 Incentive Stock Option Plan, which shares became exercisable on March 29, 1996. None of the options described in this footnote had been exercised as of the date hereof. The number of shares indicated as owned by executive officers and directors as a group does not reflect options which are not exercisable within sixty
   (60) days after the date hereof. Also includes 9,038 shares detailed in footnote 6 above.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT.

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that during the period from March 31, 1995 through March 31, 1996 all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with, with the exception of a Form 4 and two Form 5s, relating to certain stock options granted to Lisa J. Mudrick in February, 1995 and February, 1996 and certain shares of Common Stock purchased by Ms. Mudrick in the open market during February, 1996, which were filed late.

EXECUTIVE COMPENSATION.

CASH REMUNERATION OF EXECUTIVE OFFICERS

   The following table provides certain summary information concerning compensation paid by the Company to the Company's Chief Executive Officer for the fiscal years ended March 31, 1996, 1995 and 1994.

                          SUMMARY COMPENSATION TABLE

                                                      Annual            Long Term Compensation
                                                   Compensation                  Award
                                               --------------------   ---------------------------
                    (a)                          (b)        (c)          (d)            (e)
                 Name and                                              Options       All Other
            Principal Position                   Year      Salary      Granted     Compensation
 -----------------------------------------      ------   ----------    ---------   --------------
Jeffrey C. Rice, Chief Executive Officer ....    1996     $141,000      2,000        $2,550(1)
                                                 1995     $139,000      2,000        $1,940(2)
                                                 1994     $135,000      2,000        $  540(3)

- - ------
1. Consists of premium payments made by the Company on term life insurance policy and $2,032 of Company matching funds, at a rate of 25% of the employee's contribution, under the Company's 401(k) plan.

2. Consists of premium payments made by the Company on term life insurance policy and $1,443 of Company matching funds, at a rate of 25% of the employee's contribution, under the Company's 401(k) plan.

3. Premium payments made by Company on term life insurance policy.

STOCK OPTIONS GRANTED

   The following table provides information concerning stock options granted to the Company's Chief Executive Officer during the fiscal year of the Company ended March 31, 1996.

                      OPTION GRANTS IN LAST FISCAL YEAR

       (a)                (b)            (c)                (d)               (e)
                                      % of Total
                                       Options
                                      Granted to
                        Options       Employees      Exercise or Base
       Name            Granted(#)   in Fiscal Year      Price($/Sh)      Expiration Date
- - -----------------      ----------   --------------   -----------------   ---------------
Jeffrey C. Rice ....     2,000           3.5%              $0.81           July 1, 1999


OPTION EXERCISES AND HOLDINGS

   Jeffrey C. Rice, the Company's Chief Executive Officer, did not exercise any stock options during the fiscal year of the Company ended March 31, 1996. As of the end of the Company's last fiscal year, Mr. Rice owned options to acquire 8,000 shares of the Company's Common Stock pursuant to the 1992 Non-Qualified Stock Option Plan.

COMPENSATION OF DIRECTORS

   Outside directors who are not members of the Executive Committee receive $750 per Board of Directors' meeting attended and are reimbursed for their out-of-pocket expenses incurred in connection with their performance as members of the Board of Directors. Members of the Executive Committee receive a yearly fee of $5,000, in addition to any other fees received as a member of the Board of Directors. The Chairman of the Board, who is also a member of the Executive Committee, receives a yearly fee of $5,000, in addition to any other fees he receives as a member of the Board of Directors. Members of the Board who are executive officers of the Company receive no additional compensation for serving as Directors of the Company.

                           INDEPENDENT ACCOUNTANTS

   The Board of Directors, by resolution, has selected Drucker, Math & Whitman, P.C., independent certified public accountants, to audit the books, records and accounts of the Company for the fiscal year ending March 31, 1997. It is anticipated that representatives of Drucker, Math & Whitman, P.C. will be present at the meeting to respond to appropriate questions and, if they desire, to make a statement.

                            STOCKHOLDER PROPOSALS

   Stockholder proposals intended to be considered at the 1997 Annual Meeting of Stockholders must be received at the principal executive offices of the Company no later than March 15, 1997. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                            COSTS OF SOLICITATION

   The entire cost of soliciting proxies will be borne by Comtrex. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and reimbursement for expenses may be made. Proxies may be solicited in person or by telephone or telegraph by directors, officers or regular employees of Comtrex, none of whom will receive additional compensation therefor.

                    MANNER IN WHICH PROXIES WILL BE VOTED

   All properly executed proxies received by the Board of Directors will be voted. The Board proposes to vote all such proxies, unless otherwise directed, for the election of the above nominees to the Board of Directors. The Board knows of no other matters which may be presented for action at the meeting. However, if any other matter properly comes before the meeting, the proxy holders will vote in accordance with their best judgment on such matter.

   Stockholders are urged to vote, sign and return the enclosed form of proxy promptly in the enclosed envelope.

                                       By Order of the Board of Directors,


                                                 ANTHONY S. MALADRA
                                                     Secretary

July 15, 1996

                         COMTREX SYSTEMS CORPORATION
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints JEFFREY C. RICE, with full power of substitution, the proxy of the undersigned to represent the undersigned at the Annual Meeting of Stockholders of Comtrex Systems Corporation to be held August 15, 1996, or any adjournment or postponement thereof, and to vote the number of shares of the Common Stock of Comtrex Systems Corporation which the undersigned would be entitled to vote if personally present.

   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees listed on the reverse side. This proxy may be revoked at any time prior to the time it is voted.

   You are urged to sign and return your proxy without delay in the return envelope provided for that purpose which requires no postage if mailed in the United States.


        Please mark your
/ X /   votes as in this
        example.

                            WITHHOLD AUTHORITY   (Instruction: To witthold authority to     (2) In his discretion, the Proxy is
                             to vote for the      vote for any individual nominee, write        authorized to vote upon such
                   FOR       nominees listed      that nominee's name on the line below.)       other business as may properly
                               to the right       Sidney Dworkin                                come before the meeting.
(1) ELECTION OF                                   Larry Irwin
   DIRECTORS       / /            / /             William A. Landman
                                                  Nathan I. Lipson                           When signing the proxy, please date
FOR the nominees listed                           Anthony S. Maladra                         it and take care to have the signature
to the right (except as                           Jeffrey C. Rice                            conform to the stockholder's name as
marked to the contrary below)                     Alan G. Schwartz                           it appears on this side of the proxy.
                                                                                             If shares are registered in the names
                                                                                             of two or more persons, each person
- - -----------------------------                                                                should sign. Executors, administrators,
                                                                                             trustees and guardians should so
                                                                                             indicate when signing.


                                                                                             Dated:                          , 1996
- - -------------------------------------------------------------------------------------------        --------------------------
                          Signature(s) of Stockholder(s)
